FactSet Overview JULY 3, 2024 Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 2

Overview01

FACTSET

FactSet at a Glance[1]

GLOBAL FOOTPRINT (COUNTRIES)	20
OFFICES	37
EMPLOYEES	12K+
USERS	208K+
CLIENTS	8K+

$2.2B[2]	ASV
5.0%[3]	FY24 ASV ORGANIC GROWTH RATE
39.4%[3]	FY24 ADJUSTED OPERATING MARGIN
44	CONSECUTIVE YEARS OF REVENUE GROWTH
$4.37[3]	DILUTED ADJUSTED EPS

[1] Figures as of FactSet Q3 FY2024, May 31, 2024
[2] LTM Organic ASV + Professional Services based on the last twelve months as of May 31, 2024
[3] Q3 FY2024 actual as of May 31, 2024

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$14 $36 $134 $313 $641 $1,007 $1,494 $2,086 1990 1995 2000 2005 2010 2015 2020 2023 $104 $134 $177 1999 2000 2001 Dot-Com Burst +29% +32% $476 $576 $622 2007 2008 2009 Global Financial Crisis +21% +8% $920 $1,007 $1,127 2014 2015 2016 Oil Crash, Greek Default, Brexit +9% +12% $1,435 $1,494 $1,591 2019 2020 2021 Global COVID Pandemic +4% +7% Figures shown for fiscal years ending August 31 (Revenue, $M) IPO Track record of 44 consecutive years of revenue growth and 28 consecutive years of adjusted earnings per share growth spanning the entirety of our tenure as a public company Consistent Revenue Growth, Resilient Through All Market Cycles Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 5

1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 Includes CUSIP Global Services (CGS), 3 Incremental ASV Growth, 4 FY18-FY23 actual, 5 Total Organic ASV Growth ASV Retention >95% Client Retention >90% As we grow, our ASV remains sticky and strong NOTE: Figures as of May 31, 2024.. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 6

Average 6.5% Note: Chart above includes CGS starting FY23 Q3 $60 $71 $71 $79 $88 $82 $77 $72 $58 $62 $72 $78 $74 $83 $89 $112 $142 $150 $163 $157 $150 $159 $157 $145 $145 $114 $106 5.1% 5.9% 5.5% 5.9% 6.6% 6.0% 5.6% 5.1% 4.1% 4.3% 5.0% 5.3% 5.0% 5.5% 5.8% 7.2% 8.9% 9.4% 10.1% 9.3% 8.8% 9.1% 8.0% 7.1% 7.1% 5.4% 5.00% Historical LTM Organic ASV Growth Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 7 NOTE: Dollar amounts in millions..

Our Origin Story02

FactSet was founded 45 years ago, at the dawn of the technological revolution. Bike messengers delivered our reports: the “fact set” for a company was a four- page company analysis report. This is where we came from. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 9

Our first client terminal connected subscribers to our mainframe computers so that they could download large amounts of data quickly. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 10

Next, we brought our data to our clients on their PCs. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 11

FactSet Today03

Americas Europe, Middle East & Africa Asia Pacific 64% 26% 10% 13 We are a global company with a diversified ASV footprint NOTE: Percentages represent ASV from each region as of May 31, 2024. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 13

Our clients are at the center of what we do INSTITUTIONAL BUY SIDE: Institutional Asset Management Asset Owners Hedge Funds 51% DEALMAKERS: Banking Corporates PE/VC 19% WEALTH 13% PARTNERS & CGS 17% NOTE: Percentages represent ASV from each firm type as of May 31, 2024. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 14

FACTSET

Our Seamlessly Integrated Suite of Best-in-Class Applications

Our flexible technology architecture and unique, high-quality data, coupled with professional services and a consultative approach provides solutions across core workflows

BEST IN BREED DATA

SYMBOLOGY

FRONT OFFICE

RESEARCH

- Generate ideas and discover opportunities with unique data.
- Monitor the global markets, research public and private companies, and gain industry and market insights.

PORTFOLIO CONSTRUCTION

- Monitor real-time portfolio performance, risk, characteristics, and composition.
- Perform exploratory data and portfolio construction analysis to optimize expected returns.

TRADING

- Supervise pre- and post-trade compliance with active and passive breach management.
- Oversee order and execution management.
- Automate trade execution and optimize algorithm selection.

MIDDLE OFFICE

RISK MANAGEMENT

- Measure performance, risk, style, and characteristics for multiple portfolios, and asset classes.
- Choose the risk methodologies that match your investment processes.

PERFORMANCE + ATTRIBUTION

- Understand and analyze sources of performance, risk, and exposure historically and over time.
- Calculate and manage workflows to lock down official performance or any other analytics.

REPORTING

- Combine key analytics and results with proprietary content in client-ready customizable and automated reports.
- Distribute results and commentary via reports, web, API, or feeds.

CONCORDANCE

BEST IN CLASS TECHNOLOGY

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FACTSET

Comprehensive and connected inventory of client, proprietary and third-party data



35	1,000+	15M+
Core Proprietary Data Sets	Third Party Data Vendors	Client Portfolios (Institutional + Wealth)

CORE

- Fundamentals
- Estimates
- Equity/Debt Capital Structure
- Terms & Conditions
- People
- Global Exchange Pricing & Reference Data

MACRO

- Benchmarks & Indices
- Economics
- ETF & Funds
- Country & Industry Market Aggregates
- Ownership/Third Party Funds

EVENT-DRIVEN

- Mergers & Acquisitions
- PE/VC Transactions
- Events & Transcripts
- Corporate Activism
- Street Account News

UNIQUE

- Geographic Revenue
- Supply Chain
- Shipping Transactions
- Revenue by Industry Classification
- Company Product Tradenames
- Global Entity & Security Master

EXPANDING

- Sustainability / ESG
- Private Markets
- Deep Sector
- Data Management
- Revere Content
- Real Time
- New Alternative Data Sets

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FACTSET

We recently surveyed Investment Bankers who use FactSet.

Out of the 550 respondents…

Respondents indicated that they spend the greatest number of hours per day building pitches and creating models. Almost all said they spend 2 or more hours per day on pitches and another 2 or more per day on creating financial models.



55%
Save 5+ hours per week

72%
Save 3+ hours per week

…by using FactSet

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Our support desk is legendary in the investment banking community and helps junior bankers early in their careers increase their skills and efficiency Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 18

We integrate seamlessly with Microsoft Office products and drive efficiency for our clients who work in these environments Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 19

Note: Total addressable market (TAM) is the total market demand for a product or service. Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet’s products and services within our geographic segments. Serviceable Addressable Market Total Addressable Market We employ a build/partner/buy strategy to fuel growth, solve for more client workflows, and capture more of the addressable market BUILD PARTNER BUY Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 20

FACTSET

Recent deals complement our product offerings

	CABOT INVESTMENT TECHNOLOGY	BTU ANALYTICS	cobalt	CUSIP GLOBAL SERVICES	idaciti
Headquarters	Boston, MA	Lakewood, CO	Boston, MA	New York, NY	New York, NY
Founded	2004	2014	2011	1968	2014
Sponsoring SBU	Analytics & Trading	Research & Advisory	Research & Advisory	CTS	CTS
Strategic Alignment	Portfolio Lifecycle	Deep Sector	Private Markets	Data Management Solutions	Data Management Solutions
Deal Rationale	Address product gap in behavioral analytics to differentiate our PLC offering	Accelerate the Power/Energy sub-strategy of our Deep Sector roadmap	Building block to accelerate entry into private market workflows and path to differentiated data	Enhances symbology, concordance, and reference data management	An innovator in data structuring and collection technology
Transaction Timing	Closed in Q4 FY21 (June 1, 2021)	Closed in Q4 FY21 (July 1, 2021)	Closed in Q1 FY22 (October 12, 2021)	Closed in Q3 FY22 (March 1, 2022)	Closed in Q4 FY23 (July 11, 2023)

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FACTSET

FactSet's **Universal Screening** tool can help us find companies that...

Screen	Criterion
FG_CONSTITUENTS(SP50,0,CLOSE)	...are currently in the S&P 500, **AND**
SUM20(FF_SALES(ANN_R,0) > FF_SALES(ANN_R,-1) = 1) = 20	...have grown **revenue** every year for the last 20 years, **AND**
SUM20(FF_DPS(ANN_R,0) > FF_DPS(ANN_R,-1) = 1) = 20	...have increased their annual **dividend** every year for the last 20 years, **AND**
((FE_ACTUAL(ACTUAL,EPS,ANN_ROLL,0) > FE_ACTUAL(ACTUAL,EPS,ANN_ROLL,-1) = 1) AND **[...]** AND (FE_ACTUAL(ACTUAL,EPS,ANN_ROLL,-19) > FE_ACTUAL(ACTUAL,EPS,ANN_ROLL,-20) = 1)) = 1	...have grown headline **EPS** every year for the last 20 years.

Only one company passes this screen. It's FactSet

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The Future04

DATA EXCELLENCE Open, flexible, modular End-to-end enterprise solutions and services provider Leader in artificial intelligence We are investing in the future. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 25

We are elevating our AI capabilities to power our clients' key workflows and deliver unparalleled levels of personalization, discoverability, and productivity.

Mile-Wide Discoverability



Mile-Deep Workflow Automation



Mile-High Innovation Enablement



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With FactSet… …an Investment Banker can update a pitchbook with the click of a button. …a Portfolio Manager can query their portfolio’s performance in natural language. …a Wealth Advisor can automatically create an investment proposal for a prospect. Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 28

Financials | Q3 Fiscal 202405

FACTSET

Our long-term strategy to build the leading open content and analytics platform drives growth through changing market cycles

Americas

$1,417M [1,2]

- We saw gains from asset owners and wealth managers this quarter
- These gains were offset by continued client cost rationalization.



5.2%
7.4%
9.3%
7.0%
5.7%
FY20
FY21
FY22
FY23
FY24 YTD*

EMEA

$565M [1,2]

- Growth was driven by our price increase and sales to asset owners.
- We saw higher ASV gain from the analytics product suite.



4.6%
5.6%
8.4%
7.7%
4.4%
FY20
FY21
FY22
FY23
FY24 YTD*

AsiaPac

$221M [1,2]

- We saw acceleration from buy-side firms driven by front-office solutions.
- We saw growth in transactional revenue in the region.



7.5%
12.3%
12.0%
8.1%
6.1%
FY20
FY21
FY22
FY23
FY24 YTD*

* FY20 to FY24 Q3 Organic ASV LTM Growth Rates by Region. Includes CGS as of Q3 FY23.
[1] FY24 Q3 Organic ASV LTM by Region.
[2] Includes CGS as of Q3 FY23.

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368 428 494 487 585 477 73.7% 83.8% 91.7% 77.5% 75.2% 70.5% 40.0% 60.0% 80.0% 100.0% - 100 200 300 400 500 600 FY19 FY20 FY21 FY22 FY23 FY24 YTD Free Cash Flow % FCF Conversion 503 514 540 628 778 677 35.0% 34.4% 33.9% 34.1% 37.3% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY19 FY20 FY21 FY22 FY23 FY24 YTD - 200 400 600 800 1,000 EBITDA % Margin Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet Q3 FY24 end May 31, 2024 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 1,435 1,494 1,591 1,844 2,086 1,641 FY19 FY20 FY21 FY22 FY23 FY24 YTD $M $M $M 4.1% 5.2% 3.9% 2.8% 2.9% 3.6% FY19 FY20 FY21 FY22 FY23 FY24 YTD +9.1% +12.8% +10.7% YoY % +11.8%+5.9% YoY % 41.3% Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 31

33% 28% 30% 30% 32% 30% FY18 FY19 FY20 FY21 FY22 FY23 89 100 110 118 126 139 FY18 FY19 FY20 FY21 FY22 FY23 $304 $220 $201 $265 $19 $177 FY18 FY19 FY20 FY21 FY22 FY23 Returning capital to shareholders $0.6B over the last six years $1.1B over the last six years $M $M 352 368 428 494 487 585 FY18 FY19 FY20 FY21 FY22 FY23 Avg 30.4% $M +10.7% 25% 27% 26% 24% 26% 24% FY18 FY19 FY20 FY21 FY22 FY23 Avg 25.3% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.2% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. Dividends Share Repurchases Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 32

82% 64% 51% 18% 26% 19% 10% 13% 17% APAC EMEA Americas Sell-Side Buy-Side ASV Split by Client, Geography, and Firm Type 1 Percentage of Organic ASV + Professional Services as of May 31, 2024 2 Professional Services of $17.2M not allocated by client type and geography Institutional Buyside Previously our Analytics & Trading organization, Institutional Buyside focuses on asset managers, asset owners, and hedge fund workflows Off-platform products delivering data directly and leveraging FactSet’s core content and technology By Client Type1,2 By Geography1,2 Executing our strategy through workflow solutions that leverage our content refinery Note: Amounts may not add due to rounding By Firm Type1 Institutional Buyside Dealmakers Partnerships and CGS Wealth Previously our Research & Advisory organization, Dealmakers and Wealth focuses on banking and sell-side research, wealth management, corporate, and private equity and venture capital workflows Dealmakers and Wealth Partnerships delivers solutions primarily to content providers, financial exchanges, and rating agencies; CGS is the exclusive issuer of CUSIP and CINS identifiers globally Partnerships and CGS Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 33

FACTSET

Sustain value creation through disciplined capital allocation

INVESTMENTS (R&D/CAPEX)

Target annual organic investment net ~100-150 bps of revenues

CapEx goal 3%-4% of revenues

SHARE REPURCHASE

Normalized share repurchase program with expanded share repurchase authorization amount

DIVIDENDS

Target quarterly dividend ~25%-30% of net income

ACQUISITIONS

Current focus on cash-flow-neutral tuck-in acquisitions and partnerships

Framework & Medium-Term Goals

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Optimizing capital structure to ensure flexibility Debt incurred for CGS on March 1, 2022, included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 1 Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on May 31, 2024, net of repayment of $812.5m of the term facility, Q3 Debt of $1,428m / $848.12 FY24 Q3 LTM Adj. EBITDA = 1.7x *Leverage Ratio is calculated using Net Carrying Value of Debt and Adjusted LTM EBITDA Gross Leverage (Debt / LTM EBITDA) • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB+) • Credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan - $188 million outstanding as of May 31, 2024 • Annual interest expense ~$60 million, ramping down to ~$46 million as term loan is repaid • Floating rate exposure hedged with a fixed rate swap Capital Structure Optimization $575 $2,250 $2,105 $1,982 $1,859 $1,736 $1,674 $1,613 $1,551 $1,489 $1,428 Feb 28, 2022 (FY22-Q2) Mar 1, 2022 May 31, 2022 (FY22-Q3) Aug 31, 2022 (FY22-Q4) Nov 30, 2022 (FY23-Q1) Feb 28, 2023 (FY23-Q2) May 31, 2023 (FY23-Q3) Aug 31, 2023 (FY23-Q4) Nov 30, 2023 (FY24-Q1) Feb 29, 2024 (FY24-Q2) May 31, 2024 (FY24-Q3) 1.0x 3.9x 3.5x 3.2x 2.7x 2.4x 2.2x 2.0x 1.8x 1.7x Total Debt ($MM) 1 2.1x Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 35

$72 $78 $112 $157 $145 FY19 FY20 FY21 FY22 FY23 FY24* $85-$120 $1.4 $1.5 $1.6 $1.8 $2.1 FY19 FY20 FY21 FY22 FY23 FY24* $2.18- $2.19 $10.00 $10.87 $11.20 $13.43 $14.55 $16.00 - $16.40 FY19 FY20 FY21 FY22 FY23 FY24* In FY2024 we expect to deliver 4.0-5.5% higher ASV Growth and Adjusted Operating Margin …building on momentum of the last several years $2.180B-$2.190B Revenue2 Adj Operating Margin1,2,4 Adj Diluted EPS1,2 37.0%-37.5%$85-$120M ASV Growth2,3 $16.00 - $16.40 33.2% 33.6% 32.5% 33.9% 36.2% FY19 FY20 FY21 FY22 FY23 FY24* 37.0%- 37.5% $B$M $ +8.8%4 +9.0%2,4,5 +10.1%4 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics 2 Includes CUSIP Global Services (CGS) as of Q3 FY23 3 Incremental ASV Growth 4 FY19-FY23 actual, FY24 Outlook 5 Total Organic ASV Growth *FY24 Outlook as of June 21, 2024 +8.5%4 Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 36 +400bps

Committed to balancing sustainable margin expansion with investing in innovation to drive top-line growth People ~8.6% cost reduction YoY1 Real Estate ~14% cost reductions YoY1 Technology ~26% expense increase YoY1 Third-Party Data Costs ~9% expense increase YoY1 • Reduction driven by lower compensation expenses due to earlier cost reduction efforts and lower bonus accrual. • 68% in COE locations.1 • Reduced real estate footprint due to the hybrid operating model. • Investing in generative AI technology to drive next- generation workflow solutions. • Technology expense is expected to increase 20 - 25% in FY24. • The cost increase this quarter was due to the timing of changes in variable fee expenses. • Third-party data costs are expected to increase ~3-4% FY24. . 1 As of May 31, 2024 Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 37

We are revising our guidance for FY2024 FISCAL 2024 OUTLOOK As of March 21, 2024 FISCAL 2024 OUTLOOK As of June 21, 2024 Organic ASV + Professional Services Growth1 $110 - $150 million (~5% to ~7%) $85 - $120 million (~4.0% to ~5.5%) Revenues $2,200- $2,210 million $2,180 - $2,190 million Operating Margin 32.5% - 33.0% 33.7% - 34.0% Adjusted Operating Margin 36.3% - 36.7% 37.0% - 37.5% Effective Tax Rate 16.5% - 17.5% 16.5% - 17.5% Diluted EPS $13.95 - $14.35 $14.55 - $14.95 Adjusted Diluted EPS $15.60 - $16.00 $16.00 - $16.40 1 Organic ASV + Professional Services growth over fiscal 2023 The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 38

FactSet EBITDA and Adjusted EBITDA reconciliation FY2019 1 FY2020 1 FY2021 1 FY2022 1 FY2023 1 LTM Q3FY2024 2 YTD Q3 FY2024 3 Net Income $352.8 $372.9 $399.6 $396.9 $468.1 $512.7 $447.6 Interest Expense 4 20.1 13.1 8.2 35.7 66.3 66.9 50.2 Income Taxes 69.2 54.2 68.0 46.7 116.8 129.0 86.7 Depreciation and Amortization Expense 60.5 57.6 64.5 86.7 105.4 117.9 91.2 EBITDA $502.6 $497.8 $540.3 $566.0 $756.7 $826.5 $675.8 Non-Recurring Non- Cash Expenses 5 __ 16.5 __ 62.2 21.0 21.8 1.3 Adjusted EBITDA $502.6 $514.3 $540.3 $628.2 $777.6 $848.3 $677.0 ($ in millions) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Last twelve months ending May 31, 2024 3 Fiscal year to date, three months ending May 31, 2024 4 Gross interest expense 5 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company, 2022 and 2023 impairment charge related to the exit of certain leased office space Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 39

($ in thousands) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Fiscal year to date, three months ending May 31, 2024 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2019 1 FY2020 1 FY2021 1 FY20221 FY20231 YTD Q32 FY2024 Net cash provided by operating activities $427.1 $505.8 $555.2 $538.3 $645.6 $537.2 Capital Expenditures 3 (59.4) (77.6) (61.3) (51.2) (60.8) (59.7) Free Cash Flow $367.8 $428.2 $493.9 $487.1 $584.8 $477.5 FactSet free cash flow reconciliation Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 40

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income (in millions, except per share data) Fiscal 2024 (Forward Looking) Low End of Range High End of Range Revenues $2,180 $2,190 Operating Income $735 $745 Operating Margin 33.7% 34.0% Intangible Asset Amortization 66 70 Restructuring / severance 6 6 Adjusted Operating Income $807 $821 Adjusted Operating Margin 37.0% 37.5% Net Income $563 $578 Intangible Asset Amortization 55 57 Restructuring / severance 5 5 Discrete Tax Items (5) (7) Adjusted Net Income $618 $633 Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 41

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Non-GAAP Reconciliations Business Outlook Diluted EPS (in millions, except per share data) Low End of Range High End of Range Diluted Earnings per Common Share $14.55 $14.95 Intangible Asset Amortization 1.42 1.49 Restructuring / severance 0.13 0.13 Discrete Tax Items (0.10) (0.17) Adjusted Diluted Earnings per Common Share $16.00 $16.40 Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 42